UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 7, 2012
NEOLOGIC ANIMATION INC.
(Exact name of registrant as specified in its charter)
Nevada	000-52747	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Jindi Garden, Boyage, Xihu District, Hangzhou, Zhejiang, China
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		011 86 1358 841 1118
Narnia Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 14, 2012 Neologic Animation Inc., (“we”, “our”, “us”) entered into a share exchange agreement with Full East International Limited, a British Virgin Islands company (“Full East”), and the holders of 100% of the issued and outstanding share capital of Full East.  Full East has entered into a number of agreements whereby it created a variable interest entity relationship with Hangzhou Naniya Technology Ltd., (“Naniya”), a company organized under the laws of the People’s Republic of China (the “PRC”). Naniya's main business is information technology consulting, technology project planning, and outcome of the transfer; non-cultural education and training for adults; computer hardware, electronic products, technology development, technical services and technical advice

The following is a brief description of the terms and conditions of the share exchange agreement that are material to us:

       1.        no material adverse change will occur with the business or assets of our company or Full East since the effective date of the share exchange agreement;

       2.       our company and Full East will be reasonably satisfied with their respective due diligence investigation of each other;

       3.       Upon closing of the share exchange, current Full East members will be issued 100,000,000 shares of our company in exchange for their interests in Full East.

       4.       Upon closing our current director will appoint certain officers from Full East as officers of our company.

       5.       Our director and officer, Yongfu Zhu will cancel 77,729,000 shares of our company currently held in his name.

Due to conditions precedent to closing, including those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the share exchange as contemplated in the share exchange agreement.

The share exchange agreement is attached as Exhibit 2.1 to this Current Report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws
Item 7.01	Regulation FD Disclosure

On May 7, 2012, we filed Articles of Merger with the Nevada Secretary of State to change our name from “Narnia Corp.” to “Neologic Animation Inc.”, to be effected by way of a merger with its wholly-owned subsidiary Neologic Inc., which was created solely for the name change.

These name change became effective on May 11, 2012 upon approval from the Financial Industry Regulatory Authority (“FINRA”). Our new CUSIP number is 64049V 100.

Item 9.01	Financial Statements and Exhibits
2.1	Share Exchange Agreement dated May 14, 2012 with Full East International Limited and the Selling Shareholders.
3.1	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOLOGIC ANIMATION INC.
/s/ Hongxiao Zhang
Hongxiao Zhang
President and Director

Date:	May 15, 2012